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                                                                    Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

    In connection with the Quarterly Report on Form 10-Q of Globix Corporation (the 'Company') for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the 'Report'), I, Robert M. Dennerlein, Chief Financial Officer of the Company, certify, pursuant to the 18 U.S.C. Section 1350, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2002 (the last date of the period covered by the Report).

                                          ______________________________________
                                          Robert M. Dennerlein
                                          Chief Financial Officer

Date: September 8, 2003